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                                                                   EXHIBIT 10.20


                                  BOOKHAM, INC.


                ------------------------------------------------

                                      RULES
                                     OF THE
                               BOOKHAM, INC. 2004
                                SHARESAVE SCHEME
                (ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS
        ON SEPTEMBER 9, 2004 APPROVED BY SHAREHOLDERS ON SEPTEMBER 9, 2004 AND
                         APPROVED BY THE INLAND REVENUE
                             UNDER REFERENCE SRS/-)

                ------------------------------------------------


                [WILMER CUTLER PICKERING HALE AND DORR LLP LOGO]

                                  Alder Castle
                                 10 Noble Street
                                 London EC2V 7QJ
                            Tel: +44 (0)20 7645 2400
                            Fax: +44 (0)20 7645 2424

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                                    CONTENTS

1.     DEFINITIONS.............................................................1

2.     APPLICATION FOR OPTIONS.................................................5

3.     SCALING DOWN............................................................6

4.     GRANT OF OPTIONS........................................................7

5.     NUMBER OF NEW SHARES IN RESPECT OF WHICH OPTIONS MAY BE GRANTED.........7

6.     RIGHTS OF EXERCISE AND LAPSE OF OPTIONS.................................7

7.     TAKEOVER, RECONSTRUCTION AND AMALGAMATION, AND LIQUIDATION..............9

8.     MANNER OF EXERCISE.....................................................11

9.     ISSUE OR TRANSFER OF SHARES............................................12

10.    ADJUSTMENTS............................................................12

11.    ADMINISTRATION.........................................................12

12.    ALTERATIONS............................................................13

13.    GENERAL................................................................13

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                RULES OF THE BOOKHAM, INC. 2004 SHARESAVE SCHEME

1.       DEFINITIONS

1.1 In this Scheme, the following words and expressions shall have, unless the context otherwise requires, the following meanings:

"ACT"                           the Income Tax (Earnings and Pensions) Act 2003;

"APPROPRIATE PERIOD"            means:

                                (a) where control of the Company is obtained in the way set out in Rule 7.6(a), the period of six months beginning with the time when the Acquiring Company obtains control and any condition subject to which the offer is made is met;

                                (b) where control of the Company is obtained in the way set out in Rule 7.6(b), the period of six months beginning with the time when the court sanctions the compromise or arrangement;

                                (c)   where Rule 7.6(c) applies, the period
                                      during which the Acquiring Company remains bound or entitled as mentioned in that Rule;

"ASSOCIATED COMPANY"            an associated company of the Company within the
                                meaning that expression bears in paragraph 47 of
                                Schedule 3 to the Act;

"BOARD" the board of directors of the Company or a duly authorised committee thereof;

"BONUS DATE"                    where the Participant may elect under the
                                Savings Contract for a repayment of that contract to be taken as including either a 5 or 7 year bonus, whichever bonus date he may choose, and, in any other case, the earliest date on which a bonus is payable under such Savings Contract;

"CLOSE COMPANY"                 a close company as defined in section 414(1)
                                Taxes Act as varied by paragraph 11 of Schedule
                                3 to the Act;

"COMPANY"                       Bookham, Inc. a Delaware corporation;

"CONTROL"                       the meaning given by section 840 Taxes Act;

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"DATE OF GRANT"                 the date on which the Board accepts a duly
                                completed form of application;

"DATE OF INVITATION"            the date on which the Board invites applications
                                for Options;

"ELIGIBLE EMPLOYEE"             any individual (other than a person precluded
                                from participating in the Scheme by virtue of paragraph 11 of Schedule 3 (no material interest requirement)) who:

                                (a)   (i)    is a full-time director or full or
                                             part-time employee of a
                                             Participating Company; and

                                      (ii)   whose earnings from the office or
                                             employment within paragraph (a)(i)
                                             above are (or would be if there
                                             were any) general earnings to which
                                             section 15 or 21 of the Act applies
                                             (earnings for year when employee
                                             resident or ordinarily resident in
                                             the UK); and

                                      (iii)  has been an employee or director at
                                             all times during such qualifying
                                             period (if any) determined by the
                                             Board of not more than five years;
                                             or

                                (b) is nominated by the Board as an Eligible Employee for the purposes of the Scheme;

"EXERCISE PRICE"                the amount payable on the exercise of an Option,
                                whether in whole or in part, being an amount equal to the relevant Option Price multiplied by the number of Shares in respect of which the Option is exercised;

"JOINTLY OWNED COMPANY"         any company owned by the Company or any
                                Subsidiary of the Company with another person and any company controlled by such jointly owned company to which, in each case, the Inland
                                Revenue has confirmed the Scheme may extend;

"KEY FEATURE"                   in relation to the Scheme, a provision which is
                                necessary in order to meet the requirements of
                                Schedule 3 to the Act;

"MARKET VALUE"                  in relation to a Share on any day its market
                                value determined in accordance with Part 8 of the Taxation of Chargeable Gains Act 1992 and agreed in advance with the Shares Valuation of the Inland Revenue;

"MAXIMUM CONTRIBUTION"          the lesser of:

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                                (a)   L 250 per month or such other maximum
                                      monthly contribution as may be permitted pursuant to paragraph 25 of Schedule 3 of the Act; or

                                (b) such maximum monthly contribution as may be determined from time to time by the Board;

"MONTHLY CONTRIBUTIONS"         monthly contributions agreed to be paid by a
                                Participant under the Savings Contract made in connection with his Option;

"OPTION" a right to acquire (by way of subscription or otherwise) Shares under the Scheme which is either subsisting or (where the context so admits or requires) is proposed to be granted;

"OPTION PRICE"                  the price per Share, as determined by the Board,
                                at which an Eligible Employee may acquire Shares upon the exercise of an Option not being manifestly less than:

                                (a)   80 per cent of the Market Value on the
                                      date immediately preceding the Date of
                                      Invitation or at such other time or times as may be agreed in advance in writing with the Inland Revenue; and

                                (b) if the Shares are to be subscribed, their nominal value,

                                but subject to any adjustment pursuant to Rule 10;

"PARTICIPANT"                   a director or employee, or former director or
                                employee, to whom an Option has been granted, or (where the context so admits or requires) the personal representatives of any such person;

"PARTICIPATING COMPANY"         (a)   the Company;

                                (b)   any other company which is under the
                                      Control of the Company or is a Subsidiary of the Company; and

                                (c) any other company which is a Jointly Owned Company

                                and, in the case of a company within (b) and/or
                                (c), is for the time being designated by the Board as a Participating Company;

"REORGANIZATION EVENT"          (a)   any merger or consolidation of the Company

                                        3
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                                      with or into another entity as a result of
                                      which all of the common stock of the
                                      Company is converted into or exchanged for the right to receive cash, securities or other property;

                                (b) any exchange of all of the common stock of the Company for cash, securities or other property pursuant to a share exchange transaction; or

                                (c)   any liquidation or dissolution of the
                                      Company;

"SAVINGS CONTRACT"              a contract under a certified contractual savings
                                scheme (within the meaning of section 326 of the Taxes Act) which has been approved by the Inland
                                Revenue for the purpose of Schedule 3 to the Act;

"SCHEME" the Bookham, Inc. 2004 Sharesave Scheme in its present form or as from time to time amended in accordance with the provisions hereof;

"SHARE" a share in the common stock of the Company which satisfies the conditions specified in paragraphs 17-22 (inclusive) of Schedule 3 to the Act;

"SPECIFIED AGE"                 60 years of age;

"SUBSIDIARY"                    the meaning given by section 736 of the
                                Companies Act 1985;

"TAXES ACT"                     the Income and Corporation Taxes Act 1988.

1.2      In this Scheme, unless the context requires otherwise:

         (a) the headings are inserted for convenience only and do not affect the interpretation of any Rule;

         (b)    a reference to a Rule is a reference to a Rule of this Scheme;

         (c) a reference to a statute or statutory provision includes a reference:

                (i) to that statute or provision as from time to time consolidated, modified, re-enacted or replaced by any statute or statutory provision;

                (ii) to any repealed statute or statutory provision which it re-enacts (with or without modification); and

                (iii)   to any subordinate legislation made under it;

         (d)    words in the singular include the plural, and vice versa;

         (e) a reference to the masculine shall be treated as a reference to the feminine, and vice versa;

                                        4
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         (f)    a reference to "a year" shall be a period calculated by
                reference to a previous or subsequent anniversary of a particular date.

2.       APPLICATION FOR OPTIONS

2.1 The Board may at its discretion and at any time invite (by any method the Board considers appropriate) applications for Options from Eligible Employees, and any such invitation shall include details of:

         (a)    eligibility;

         (b)    the Option Price;

         (c)    the Maximum Contribution payable;

         (d) whether, for the purpose of determining the number of Shares over which an Option is to be granted, the repayment under the Savings Contract is to be taken:

                (i)     as including a seven year or five year bonus;

                (ii)    as including a five year bonus;

                (iii)   as including a three year bonus; or

                (iv)    as not including a bonus;

         (e) the date by which applications made pursuant to Rule 2.3 must be received (being neither earlier than 14 days nor later than 25 days after the Date of Invitation),

         and the Board may determine and include in the invitation details of the maximum number of Shares over which applications for Options are to be invited in that Invitation Period.

2.2 An application for an Option must incorporate or be accompanied by a proposal for a Savings Contract.

2.3 An application for an Option shall be in such form as the Board may from time to time prescribe save that it shall provide for the applicant to state:

         (a) the Monthly Contributions (being a multiple of L 1 and not less than such minimum specified by the Board (such minimum not to be greater than L 10 (or such other figure specified in paragraph 25(3)(b) of Schedule 3 to the Act);

         (b) that his proposed Monthly Contributions (when taken together with any Monthly Contributions he makes under any other Savings Contract) will not exceed the Maximum Contribution;

         (c) if Eligible Employees may elect for the repayment under the Savings Contract to be taken as including the seven-year bonus, a three or five year bonus, or as not including a bonus, his election in that respect.

                                        5
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2.4      Each application for an Option shall provide that, in the event of excess applications, each application shall be deemed to have been modified or withdrawn in accordance with the steps taken by the Board to scale down applications pursuant to Rule 3.

2.5 Proposals for a Savings Contract shall be limited to such building society, bank or European financial institution as the Board may designate.

2.6 Each application shall be deemed to be for an Option over the largest whole number of Shares which can be acquired at the Option Price with the relevant repayment under the Savings Contract entered into in connection with the Option.

3.       SCALING DOWN

3.1 If valid applications are received for a total number of Shares in excess of any maximum number of Shares determined by the Board pursuant to Rule 2.1, or the limit under Rule 5, the Board shall scale down applications in accordance with Rule 3.1(a) to (f) in such order and combinations as the Board in its absolute discretion may determine except that provisions (d) and (e) must not be applied before (a) to
         (c) until the number of Shares available equals or exceeds such total number of Shares applied for:

         (a) by treating any elections for the seven-year bonus as elections for the five-year bonus;

         (b) by reducing the proposed Monthly Contributions pro rata to the excess over such amount as the Company shall determine for this purpose being not less than the minimum Monthly Contribution permitted under the Savings Contract;

         (c) by treating each election for a bonus as an election for no bonus;

         (d) by treating an application for a five-year Savings Contract as an application for a three-year Savings Contract;

         (e)    by selecting by lot;

         (f) by such other method of scaling down determined by the Board as may be acceptable to the Inland Revenue.

3.2 If the number of Shares available is insufficient to enable an Option based on Monthly Contributions of L 5 a month to be granted to each Eligible Employee making a valid application, the Board may, as an alternative to selecting by lot, determine in its absolute discretion that no Options shall be granted.

3.3 If the Board so determines, the provisions in Rule 3.1 may be modified or applied in any manner as may be agreed in advance with the Inland Revenue.

3.4 If, in applying the scaling down provisions contained in this Rule 3, Options cannot be granted within the 30-day period referred to in Rule
         4.2 below, the Board may extend that period by 12 days.

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4.       GRANT OF OPTIONS

4.1 No Option shall be granted to any person if at the Date of Grant that person shall have ceased to be an Eligible Employee.

4.2 Within 30 days (subject to the application of Rule 3.4) of any day by reference to which the Option Price was fixed the Board may, subject to Rule 3 above, grant to each Eligible Employee who has submitted a valid application, an Option in respect of the number of Shares for which application has been deemed to be made under Rule 2.6.

4.3 The Board shall issue to each Participant an option certificate in such form (not inconsistent with the provisions of the Scheme) as the Board may from time to time prescribe. Each such certificate shall specify the Date of Grant of the Option, the number and class of Shares over which the Option is granted, the Option Price and the Bonus Date.

4.4 Except as otherwise provided in these Rules, every Option shall be personal to the Participant to whom it is granted and shall not be transferable.

4.5      No amount shall be paid in respect of the grant of an Option.

5.       NUMBER OF NEW SHARES IN RESPECT OF WHICH OPTIONS MAY BE GRANTED

         Subject to adjustment under Rule 10, Options may be granted under the Scheme for up to 500,000 Shares. If any Option expires or is terminated, surrendered or canceled without having been fully exercised or it is forfeited in whole or in part (including as the result of Shares subject to such Option being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Shares not being issued, the unused Shares covered by such Option shall again be available for the grant of Options under the Scheme. Shares issued pursuant to Options under the Scheme may consist in whole or in part of authorized but unissued shares or treasury shares.

6.       RIGHTS OF EXERCISE AND LAPSE OF OPTIONS

6.1 Save as provided in Rules 6.5, 6.6, 6.7 and Rule 7, an Option shall not be exercised earlier than the Bonus Date under the Savings Contract entered into in connection therewith.

6.2 Save as provided in Rule 6.5, an Option shall not be exercised later than six months after the Bonus Date under the Savings Contract entered into in connection therewith.

6.3 Save as provided in Rules 6.5 and 6.6, an Option may only be exercised by a Participant whilst he is a director or employee of a Participating Company.

6.4 An Option may not be exercised by a Participant if he is ineligible to participate in the Scheme by virtue of paragraph 11 of Schedule 3 to the Act (as supplemented by paragraphs 12, 13 and 14 of Schedule 3 to the Act).

6.5 An Option may be exercised by the personal representatives of a deceased Participant:

                                        7
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         (a)    within twelve months following the date of his death if such death occurs before the Bonus Date;

         (b) within twelve months following the Bonus Date in the event of his death within six months after the Bonus Date.

6.6 An Option may be exercised by a Participant within six months following his ceasing to hold the office or employment by virtue of which he is eligible to participate in the Scheme by reason of:

         (a) injury, disability, redundancy within the meaning of the Employment Rights Act 1996, or retirement on reaching the Specified Age or any other age at which he is bound to retire in accordance with the terms of his contract of employment; or

         (b) his office or employment being in a company of which the Company ceases to have Control; or

         (c) the transfer of his contract of employment (which relates to a business or part of a business) to a person who is neither an Associated Company nor a company of which the Company has Control.

6.7 An Option may be exercised within six months of the Bonus Date by a Participant who is a director or employee of a company which is not a Participating Company but which is:

         (a)    an Associated Company of the Company; or

         (b)    a company of which the Company has Control.

6.8 An Option may be exercised by a Participant within six months following the date he reaches the Specified Age if he continues after that date to hold the office or employment by virtue of which he is eligible to participate in the Scheme.

6.9 No person shall be treated for the purposes of Rule 6.6 as ceasing to hold an office or employment by virtue of which that person is eligible to participate in the Scheme until that person ceases to hold any office or employment in the Company or any Associated Company or any company of which the Company has Control.

6.10 An Option granted to a Participant shall lapse upon the occurrence of the earliest of the following:

         (a) subject to Rule 6.10(b) below, six months after the Bonus Date under the Savings Contract entered into in connection with the Option;

         (b) where the Participant dies before the Bonus Date, twelve months after the date of death, and where the Participant dies in the period of six months after the Bonus Date, twelve months after the Bonus Date;

         (c) the expiry of any of the six month periods specified in Rule 6.6(a) to (c), save that if at the time any of such applicable periods expire, time is running under the twelve-month period specified in Rule 6.5, the Option shall not lapse by

                                        8
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                reason of this Rule 6.10 until the expiry of the relevant
                twelve-month period in Rule 6.5;

         (d) the expiry of any of the periods specified in Rules 7.3 to 7.5, save where an Option is released in consideration of the grant of a New Option over New Shares in the Acquiring Company (during one of the periods specified in Rules 7.3 and 7.4) pursuant to Rule 7.6;

         (e) the Participant ceasing to hold any office or employment with a Participating Company or any Associated Company for any reason other than those specified in Rule 6.6;

         (f) subject to Rule 7.5, the passing of an effective resolution, or the making of an order by the court, for the winding-up of the Company;

         (g) the Participant being deprived (otherwise than on death) of the legal or beneficial ownership of the Option by operation of law, or doing anything or omitting to do anything which causes him to be so deprived or become bankrupt; and

         (h) before an Option has become capable of being exercised, the Participant giving notice that he intends to stop paying Monthly Contributions, or being deemed under the terms of the Savings Contract to have given such notice, or making an application for repayment of the Monthly Contributions.

7.       TAKEOVER, RECONSTRUCTION AND AMALGAMATION, LIQUIDATION AND
         REORGANIZATION

7.1 If any person obtains Control of the Company as a result of making an offer to acquire Shares which is either unconditional or is made on a condition such that if it is satisfied the person making the offer will have Control of the Company, an Option may be exercised within six months of the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied or waived.

7.2 For the purpose of Rule 7.1, a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control of it.

7.3 If any person becomes bound or entitled to acquire Shares under the sections 428 to 430F (inclusive) of the Companies Act 1985 (or non-UK equivalent) an Option may be exercised at any time when that person remains so bound or entitled.

7.4 If, under section 425 of the Companies Act 1985 (or non-UK equivalent), the court sanctions a compromise or arrangement proposed for the purposes of, or in connection with, a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, an Option may be exercised within six months of the court sanctioning the compromise or arrangement.

7.5 If a resolution for the voluntary winding-up of the Company is passed, an Option may be exercised within two months from the date of the passing of the resolution.

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7.6      If any company (the "Acquiring Company"):

         (a)    obtains Control of the Company as a result of making:

                (i) a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the Acquiring Company will have Control of the Company; or

                (ii) a general offer to acquire all the shares in the Company which are of the same class as the Shares which may be acquired by the exercise of Options,

                in either case ignoring any Shares which are already owned by it or a member of the same group of companies; or

         (b) obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the court under the section 425 of the Companies Act 1985 (or non-UK equivalent); or

         (c) becomes bound or entitled to acquire Shares under the sections 428 to 430F (inclusive) of the Companies Act 1985 (or non-UK equivalent),

         any Participant may at any time within the Appropriate Period, by agreement with the Acquiring Company, release any Option granted under the Scheme which has not lapsed ("Old Option") in consideration of the grant to him of an option ("New Option") which (for the purposes of paragraph 39 of Schedule 3 to the Act) is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company itself or some other company falling within paragraph (b) or
         (c) of paragraph 18 of Schedule 3 to the Act).

7.7 The New Option shall not be regarded for the purposes of Rule 7.6 as equivalent to the Old Option unless the conditions set out in paragraph 39 of Schedule 3 to the Act are satisfied. Where the provisions of Rule
         7.7 apply, the provisions of the Scheme shall be construed as if:

         (a) the New Option were granted under the Scheme at the same time as the Old Option;

         (b) except for the purposes of the definitions of "Participating Company" and "Subsidiary" in Rule 1, the reference to Bookham, Inc. in the definition of the "Company" in Rule 1 were a reference to the different company mentioned in Rule 7.6.

7.8 In connection with a Reorganization Event, the Board may, at its discretion, take any one or more of the following actions as to all or any outstanding Options on such terms as the Board determines: (i) provide that Options shall be assumed or substantially equivalent Options shall be substituted by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant's unexercised Options or other unexercised Options shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period

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         following the date of such notice, (iii) provide that outstanding
         Options shall become realizable or deliverable, or restrictions applicable to an Option shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of common stock subject to the Participant's Options (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options, in exchange for the termination of such Options,
         (v) provide that, in connection with a liquidation or dissolution of the Company, Options shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

         For purposes of Rule 7.8(i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each Share subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of common stock for each share of common stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of common stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of common stock as a result of the Reorganization Event.

         To the extent all or any portion of an Option becomes exercisable solely as a result of Rule 7.8(ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (x) shall lapse at the same time as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to Rule 7.8(ii) above.

8.       MANNER OF EXERCISE

8.1 An Option may only be exercised during the periods specified in Rules 6 and 7, and only with monies not exceeding the amount of the repayment (including if applicable any Bonus or interest) under the Savings Contract entered into in connection therewith as at the date of such exercise. For this purpose, no account shall be taken of such part (if any) of the repayment of any Monthly Contribution, the due date for the payment of which under the Savings Contract arises after the date of such repayment.

8.2 Exercise shall be by the delivery to the Secretary of the Company or other duly appointed agent, of an option certificate covering the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed

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         by the Participant (or by his duly authorised agent) together with any remittance for the Exercise Price payable, or authority to the Company and the Board to withdraw and apply monies equal to the Exercise Price from the Savings Contract, to acquire the Shares over which the Option is to be exercised. The effective date of exercise shall be the date of delivery of the notice of exercise.

9.       ISSUE OR TRANSFER OF SHARES

9.1 The Board shall procure that Shares to be issued pursuant to the exercise of an Option shall be allotted within 28 days following the effective date of exercise of the Option.

9.2 Where relevant, the Board shall procure the transfer of Shares (including a transfer from the Company's holding of treasury shares, if any) to be transferred pursuant to the exercise of an Option within 28 days following the effective date of exercise of the Option.

9.3 Shares to be issued pursuant to the Scheme will rank PARI PASSU in all respects with the Shares then in issue, except that they will not rank for any rights attaching to Shares by reference to a record date preceding the date of exercise.

9.4 Shares to be transferred (whether from the Company's holding of treasury shares or otherwise) pursuant to the Scheme will be transferred free of all liens, charges and encumbrances and together with all rights attaching thereto, except they will not rank for any rights attaching to Shares by reference to a record date preceding the date of exercise.

10.      ADJUSTMENTS

10.1 The number of Shares over which an Option is granted and the Option Price thereof shall be adjusted in such manner as the Board shall determine following any capitalisation issue, rights issue, subdivision, consolidation or reduction of share capital of the Company or any other variation of share capital to the intent that (as nearly as may be without involving fractions of a Share or an Option Price calculated to more than two places of decimals) the Exercise Price payable in respect of an Option shall remain unchanged, provided that no adjustment made pursuant to this Rule 10.1 shall be made without the prior approval of the Inland Revenue (so long as the Scheme is approved by the Inland Revenue).

10.2 The Board may take such steps as it may consider necessary to notify Participants of any adjustment made under this Rule 10 and to call in, cancel, endorse, issue or reissue any Option certificate consequent upon such adjustment.

11.      ADMINISTRATION

11.1 Any notice or other communication made under, or in connection with, the Scheme may be given by personal delivery, electronic mail, internet or intranet access, facsimile transmission or by sending the same by post, in the case of a company to its registered office and in the case of an individual to his last known address, or, where he is a director or employee of the Company or an Associated Company, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment, and where a notice or other communication is given by first-class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped.

11.2 The Company may (but need not) distribute to Participants copies of any notice or document normally sent by the Company to the holders of Shares.

11.3 If any option certificate shall be worn out, defaced or lost, it may be replaced on such evidence being provided as the Board may require.

11.4 The Company shall at all times keep available for allotment unissued Shares at least sufficient to satisfy all Options under which new Shares may be subscribed or procure that sufficient Shares are available for transfer (whether from the Company's holding of Treasury Shares or otherwise) to satisfy all Options under which Shares may be acquired.

11.5 The decision of the Board in any dispute relating to an Option or the due exercise thereof or any other matter in respect of the Scheme shall be final and conclusive.

11.6 The costs of introducing and administering the Scheme shall be borne by the Company.

12.      ALTERATIONS

12.1 Subject to Rule 12.2, the Board may at any time alter or add to all or any of the provisions of the Scheme in any respect, provided that if an alteration or addition to a Key Feature is made at a time when the Scheme is approved by the Inland Revenue under Schedule 3 to the Act it shall not have effect until it has been approved by the Inland Revenue.

12.2 No alteration or addition shall be made under Rule 12.1 which would abrogate or adversely affect the subsisting rights of a Participant unless it is made with each relevant Participant's consent.

12.3 As soon as reasonably practicable after making any alteration or addition under Rule 12.1, the Board shall give written notice thereof to any Participant affected thereby.

13.      GENERAL

13.1 The Scheme shall terminate upon the tenth anniversary of its adoption or at any earlier time by the passing of a resolution by the Board. Termination of the Scheme shall be without prejudice to the subsisting rights of Participants.

13.2 The Scheme shall extend to any Jointly Owned Company which is designated by the Board as a Participating Company provided that the Scheme shall cease to apply to such company in the event that:

         (a) the Jointly Owned Company falls under the control of any single person;

         (b) the Company ceases to be one of the joint owners of the Jointly Owned Company;

         (c) any company controlled by the Jointly Owned Company is no longer so controlled,

         unless those companies become controlled by the Company or any Subsidiary of the Company.

13.3 If Shares are transferred to the Participant following the exercise of an Option, the Participant shall if required to do so by the person making the transfer, join that person in making a claim for relief under Section 165 of the Taxation of Chargeable Gains Act 1992 in respect of the disposal of Shares to the Participant.

13.4 The rights and obligations of any individual under the terms of his office or employment with the Company, a Participating Company, a Subsidiary of the Company, or an Associated Company shall not be affected by his participation in the Scheme or any right which he may have to participate therein, and an individual who participates therein shall waive all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reason whatsoever insofar (including, without prejudice to the generality of the foregoing wrongful dismissal or dismissal in breach of contract) as those rights arise, or may arise, from his ceasing to have rights under or be entitled to exercise any Option under the Scheme as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

13.5 It is a condition of participation in this Scheme that a Participant agrees to the holding of information about him by the Company and that he authorises the Company and its agents and advisers to use such information according to these Rules for the purposes of this Scheme. It is a further condition of participation in this Scheme that each Participant agrees that data concerning his participation may be processed by agents of the Company wherever located and where necessary transmitted outside the United Kingdom.

13.6 These Rules shall be governed by and construed in accordance with English law.

                                  BOOKHAM, INC.

                              2004 SHARESAVE SCHEME

                               OPTION CERTIFICATE

Certificate No...........................               Account No..............

This is to certify that
................................................................. is the holder of an option to acquire a maximum of ..................... shares of common stock at an Exercise Price of ........................................ subject to and in accordance with the Rules of the Scheme.

This option was granted on ................................................
Total Exercise Price (Cost of Shares) on exercise in full.....................
This option is normally exercisable on .........................................
and for a period of six calendar months thereafter, subject however to any exceptions permitted by the Rules of the Scheme.

This option is personal to the option holder or his/her legal personal representatives. It is not transferable and will be cancelled immediately in the case of any purported assignment, charge, disposal or dealing with the rights conveyed by it.

Signed


For Bookham, Inc.

[Position]

THIS CERTIFICATE IS IMPORTANT AND SHOULD BE KEPT SAFELY WITH YOUR PERSONAL
PAPERS.

                                  BOOKHAM, INC.

                              2004 SHARESAVE SCHEME

                               NOTICE OF EXERCISE

To: [Savings provider]

PLEASE COMPLETE USING BLOCK CAPITALS

Name      ............................    Name      ............................

Address   ............................    Address   ............................

          ............................              ............................

          ............................              ............................


CAPACITY:     option holder/personal representative(s) (delete as necessary)

1    I/We hereby exercise the option referred to in the option certificate overleaf in respect of ............................ * of the shares of common stock to which I am/we are entitled (* if you do not wish to take up your full entitlement of shares, please insert the lesser number which you wish to acquire).

     I/We agree to the issue of shares of common stock to me/us/my nominee subject to the Company's Certificate of Incorporation and by-laws.

2    I/We hereby exercise the option   / /   on completion of the savings
                                             contract

                                       / /   on leaving employment before
                                             completing the savings contract

                                       / /   as personal representative(s) -
                                             refer to note (a) below

                                       (Please tick appropriate box)

3    Delete as appropriate:

(a)  I/We authorise the Company to deduct from the Sharesave account the sum of
     .................... being the aggregate exercise price of the shares of common stock mentioned above and being not more than the amount repayable under the Sharesave contract. Any balance outstanding is to be returned to me/us.

(b)  I/We enclose herewith a cheque for the sum of .............................
     made payable to [savings provider] and crossed "a/c payee" being the aggregate exercise price of the shares of common stock mentioned above and being not more than the amount repaid under the Sharesave contract.

4 I/We request you to despatch a stock certificate for shares of common stock registered in my/our name(s)/the name of my nominee by ordinary post at my/our risk to the address set out above (personal representative(s) please refer to note (e) below).

     Signed     ..........................          Signed .....................

     Date       ..........................          Date   .....................

NOTES

(a) Only the option holder named in the option certificate or, in the event of his or her death, his or her legal personal representative(s) are entitled to exercise an option in accordance with the rules. If such legal personal representative(s) exercise the option, the Grant of Probate or Letters of Administration or other evidence satisfactory to the Company must accompany this notice.

(b) The number of shares of common stock applied for should be clearly indicated and must not exceed the number of shares specified overleaf.

(c) The remittance should be for an amount equal to the exercise price per share of common stock shown overleaf, multiplied by the number of shares of common stock applied for.

(d) The option holder (or personal representative(s)) may be required to produce evidence as to the repayments under the related Sharesave contract in support of the declaration in paragraph 3(b) above.

(e) Personal representative(s) should note that the stock certificate will be sent to the first address given, unless written notice to the contrary is received with this notice.